UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 19, 2015

Bluerock Residential Growth REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-36369	26-3136483
(State or other jurisdiction of
incorporation or	(Commission File Number)	(I.R.S. Employer
organization)		Identification No.)

712 Fifth Avenue, 9 th Floor

New York, NY 10019

(Address of principal executive offices)

(212) 843-1601

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On August 25, 2015, Bluerock Residential Growth REIT, Inc. (the “Company”) filed, with the U.S. Securities and Exchange Commission (the “SEC”), a Current Report on Form 8-K dated August 19, 2015 (the “Form 8-K”) in conjunction with the acquisition of a material, direct equity interest of 100.0% in a 322-unit apartment community known as Ashton Reserve at Northlake Phase I located in Charlotte, NC (“Ashton I Property”).

This Current Report on Form 8-K/A (the “Form 8-K/A”) amends Item 9.01 of the Form 8-K to present certain financial statements of the Ashton I Property, which financial statements are filed as exhibits hereto. This Form 8-K/A should be read in conjunction with the Form 8-K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Real Estate Acquired

(b)	Pro Forma Financial Information

Statements in this Current Report on Form 8-K, including intentions, beliefs, expectations or projections relating to items such as the long-term performance of the Company’s portfolio are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based on current expectations and assumptions with respect to, among other things, future economic, competitive and market conditions and future business decisions that may prove incorrect or inaccurate. Important factors that could cause actual results to differ materially from those in the forward looking statements include the risks described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the SEC on March 4, 2015 and its other filings with the SEC.

Ashton Reserve at Northlake Phase I

Contents

Independent Auditor’s Report	3-4

Financial Statements

Statements of Revenues and Certain Operating Expenses for the Year Ended December 31, 2014 and the Six Months Ended June 30, 2015 and 2014	5

Notes to Statements of Revenues and Certain Operating Expenses	6

2

Independent Auditor’s Report

Board of Directors and Stockholders

Bluerock Residential Growth REIT, Inc.

New York, New York

We have audited the accompanying Historical Statement of Revenues and Certain Operating Expenses for the year ended December 31, 2014 of Ashton Reserve at Northlake Phase I (the “Property”) and the related notes (“Historical Statement”).

Management’s Responsibility for the Historical Statements

Management is responsible for the preparation and fair presentation of the Historical Statement in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the Historical Statement that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the Historical Statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Statement is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the Historical Statement. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the Historical Statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the Historical Statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the Historical Statement.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

BDO USA, LLP, a Delaware limited liability partnership, is the U.S. member of BDO International Limited, a UK company limited by guarantee, and forms part of the international BDO network of independent member firms.

BDO is the brand name for the BDO network and for each of the BDO Member Firms.

3

 Opinion

In our opinion, the Historical Statement referred to above presents fairly, in all material respects, the revenues and certain operating expenses of Ashton Reserve at Northlake Phase I for the year ended December 31, 2014, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

The accompanying Historical Statement was prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X, as described in Note 2, and is not intended to be a complete presentation of Ashton Reserve at Northlake Phase I’s revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ BDO USA, LLP

New York, New York

November 2, 2015

4

Ashton Reserve at Northlake Phase I

Statements of Revenues and

Certain Operating Expenses

(Dollars in thousands)

	Year Ended December 31, 2014	Six Months Ended June 30, 2015	Six Months Ended June 30, 2014
		(unaudited)	(unaudited)
Revenues
Rental income	$3,621	$1,820	$1,762
Other rental revenue	527	265	252

Total Revenues	4,148	2,085	2,014

Certain Operating Expenses
Property operating expenses	1,145	551	584
Property taxes	327	164	181

Total Certain Operating Expenses	1,472	715	765

Revenues in Excess of Certain Operating Expenses	$2,676	$1,370	$1,249

See accompanying notes to historical financial statements.

5

Ashton Reserve at Northlake Phase I

Notes to Statements of Revenues and

Certain Operating Expenses

1. Business

Ashton Reserve at Northlake Phase I (the “Property”), a multi-family apartment community located in Charlotte, North Carolina, was acquired pursuant to a purchase agreement between Bluerock Residential Holdings, L.P. (Bluerock Residential Growth REIT, Inc.’s operating partnership) and AR I Borrower, LLC on August 19, 2015.

2. Basis of Presentation

The accompanying Historical Statements of Revenues and Certain Operating Expenses (“Historical Statements”) have been prepared for the purpose of complying with Rule 3-14 of the United States Securities and Exchange Commission Regulation S-X and are not intended to be a complete presentation of the Property’s revenues and expenses. The Historical Statements have been prepared on the accrual basis of accounting and require management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

In preparation of the accompanying Historical Statements, subsequent events were evaluated for recognition or disclosure through November 2, 2015, which is the date the Historical Statements were available to be issued.

3. Unaudited Interim Information

In the opinion of the Property’s management, all adjustments, consisting only of normal and recurring adjustments, necessary for a fair presentation (in accordance with Basis of Presentation as described in Note 2) have been made to the accompanying unaudited amounts for the six month periods ended June 30, 2015 and 2014.

4. Revenues

The Property contains 322 units that are rented to tenants under various lease agreements that are generally one year in length. All leases are accounted for as operating leases. Rental income is recognized as earned over the life of the lease agreements on a straight-line basis. Some of the leases include provisions under which the Property is reimbursed for certain operating costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Other rental revenue consists of charges billed to tenants for utilities, cable, garage rental, pets, administrative, application and other fees and is recognized when earned.

5. Certain Operating Expenses

Certain direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Property operating costs include property staff salaries, utilities, contract services, insurance, repairs and maintenance, and other general costs associated with operating the property. Costs such as depreciation, amortization, interest, and professional fees are excluded.

6

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

Unaudited Pro Forma Condensed Consolidated Financial Statements Information

The following unaudited pro forma condensed consolidated financial statements of Bluerock Residential Growth REIT, Inc. (together with its consolidated subsidiaries, the “Company,” “we,” “our” or “us”) should be read in conjunction with our historical audited consolidated financial statements for the year ended December 31, 2014, and as of and for the six months ended June 30, 2015 (unaudited), and the related notes thereto.

The unaudited pro forma condensed consolidated balance sheet, as of June 30, 2015, and statement of operations for the year ended December 31, 2014, and six months ended June 30, 2015, have been prepared to provide pro forma financial information with regard to each of the transactions described below. The unaudited pro forma financial information gives effect to:

(1)	The purchase of a 100.0% direct interest in Ashton I, which the Company expects to consolidate on its balance sheet.

(2)	The expected sale of the Company’s 100.00% direct equity interest in the North Park Towers property, to non-affiliated buyers, which was included in the Company’s historical consolidated balance sheet. The pro forma financial statements do not reflect the anticipated net proceeds from the sale of the North Park Towers asset and the subsequent reinvestment.

The pro forma condensed consolidated balance sheet assumes that each of the transactions referred to above occurred on June 30, 2015. The pro forma consolidated statement of operations assume the transactions referred to above occurred on January 1, 2014. Our pro forma financial information is not necessarily indicative of what our actual financial position and results of operations would have been as of the date and for the periods indicated, nor does it purport to represent our future financial position or results of operations.

The pro forma financial statements do not reflect the following:

•	the operations of North Park Towers property in the statement of operations, as this asset has been sold, or is expected to be sold within the next twelve months; and

•	the anticipated net proceeds from the sale of the North Park Towers property.

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

Unaudited Pro Forma Condensed Consolidated Financial Statements Information

(Continued)

All completed acquisitions are accounted for using the acquisition method of accounting. The total consideration is allocated to the assets acquired or ultimately acquired and the liabilities assumed at their respective fair values on the date of acquisition. The fair value of these assets and liabilities is allocated in accordance with Accounting Standards Codification 805, Business Combinations (“ASC 805”).

These unaudited pro forma condensed consolidated financial statements are prepared for informational purposes only. In management’s opinion, all material adjustments necessary to reflect the effects of the transactions referred to above, have been made. Our pro forma condensed consolidated financial statements are based on assumptions and estimates considered appropriate by the Company’s management. However, they are not necessarily indicative of what our consolidated financial condition or results of operations actually would have been assuming the transactions referred to above had occurred as of the dates indicated, nor do they purport to represent our consolidated financial position or results of operations for future periods.

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF JUNE 30, 2015

		Pro Forma Adjustments for
	Bluerock Residential Growth REIT, Inc. Historical (a)	Ashton I (b)	Disposals / Held for Sale Items (c)	Pro Forma Total
ASSETS
Real Estate
Land	$45,281	$4,000	$-	$49,281
Building and improvements	297,468	39,716	-	337,184
Construction in progress	-	-	-	-
Furniture, fixtures and equipment	8,501	1,229	-	9,730
Total Gross Operating Real Estate Investments	351,250	44,945	-	396,195
Accumulated depreciation	(16,121)	-	-	(16,121)
Total Net Operating Real Estate	335,129	44,945	-	380,074
Operating real estate held for sale, net	15,029	-	(15,029)	-
Total Net Real Estate Investments	350,158	44,945	(15,029)	380,074
Cash and cash equivalents	95,429	(13,469)	-	81,960
Restricted cash	4,306	-	-	4,306
Due from affiliates	1,481	-	-	1,481
Accounts receivables, prepaids and other assets	2,616	-	-	2,616
Investments in unconsolidated real estate joint ventures	58,539	-	(57)	58,482
In-place lease value, net	634	848	-	1,482
Deferred financing costs, net	2,457	219	-	2,676
Non-real estate assets associated with operating real estate held-for-sale	917	-	(917)	-
Total Assets	$516,537	$32,543	$(16,003)	$533,077

LIABILITIES AND EQUITY
Mortgage payable	$243,744	$32,942	$-	$276,686
Mortgage payable associated with operating real estate held-for-sale	11,500	-	(11,500)	-
Accounts payable	787	-	-	787
Other accrued liabilities	5,394	-	-	5,394
Due to affiliates	2,818	-	-	2,818
Distributions payable	1,957	-	-	1,957
Liabilities associated with operating real estate held-for-sale	345	-	(345)	-
Total Liabilities	266,545	32,942	(11,845)	287,642

Stockholders' Equity
Preferred stock, $0.01 par value, 250,000,000 shares authorized; none issued and outstanding	-	-	-	-
Class A common stock, $0.01 par value, 747,586,185 shares authorized; 18,847,818 shares issued and outstanding, pro forma	188	-	-	188
Class B-2 common stock, $0.01 par value, 804,605 shares authorized; 353,630 shares issued and outstanding, pro forma	4	-	-	4
Class B-3 common stock, $0.01 par value, 804,605 shares authorized; 353,629 shares issued and outstanding, pro forma	4	-	-	4
Additional paid-in-capital, net of costs	246,030	-	-	246,030
Distributions in excess of cumulative earnings	(27,574)	(399)	(4,158)	(32,131)
Total Stockholders' Equity	218,652	(399)	(4,158)	214,095
Noncontrolling Interests
Operating Units	2,850	-	-	2,850
Partially Owned Properties	28,490	-	-	28,490
Total Noncontrolling interests	31,340	-	-	31,340
Total Equity	249,992	(399)	(4,158)	245,435
TOTAL LIABILITIES AND EQUITY	$516,537	$32,543	$(16,003)	$533,077

See Notes to Unaudited Pro Forma Consolidated Balance Sheet

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF JUNE 30, 2015

(a)	Historical consolidated financial information derived from the Company’s Quarterly Report on Form 10-Q as of June 30, 2015.

(b)	The purchase of a 100.0% direct interest in Ashton I, which the Company expects to consolidate on its balance sheet.

(c)	Reflect the expected sale of the Company’s 100.0% direct equity interest in the North Park Towers property, to a non-affiliated buyer, which was included in the Company’s historical consolidated balance sheet. The pro forma financial statements do not reflect the anticipated net proceeds from the sale of the North Park Towers asset and the subsequent reinvestment.

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2015

		Pro Forma Adjustments for
	Bluerock Residential Growth REIT, Inc. Historical (a)	Fox Hill (b)		Ashton I (c)		Alexan Southside Place (d)	Held for Sale Properties (e)	Other items (f)	Pro Forma Total
Revenue
Net rental income	$18,562	$838		$1,820		$-	$(1,782)	$-	$19,438
Other	943	88		265		-	(105)	-	1,191
Total revenues	19,505	926		2,085		-	(1,887)	-	20,629
Expenses
Property operating expenses	8,226	453		798		-	(1,148)	-	8,329
General and administrative expenses	1,666	-		-		-	-	-	1,666
Asset management fees	-	-		-		-	-	-	-
Acquisition costs	670	-		-		-	-	-	670
Depreciation and amortization	6,506	(75	)(g)	442	(g)	-	-	(880)	5,993
Total expenses	17,068	378		1,240		-	(1,148)	(880)	16,658

Operating (loss) income	2,437	548		845		-	(739)	880	3,971

Other income (expense)
Gain on revaluation of equity on business combination	-	-		-		-	-	-	-
Gain on sale of joint venture interests	-	-		-		-	-	-	-
Other income	-	-		-		-	-	-	-
Equity in earnings (loss) of unconsolidated joint ventures	2,025	-		-		613	-	-	2,638
Equity in gain on sale of real estate asset of unconsolidated joint venture	11,292	-		-		-	(11,292)	-	-
Interest income	62	-		-		-	-	-	62
Interest expense	(5,018)	(246	)(h)	(693	)(i)	-	341	-	(5,616)
Total other (expense) income	8,361	(246)		(693)		613	(10,951)	-	(2,916)

Net income (loss) from continuing operations	10,798	302		152		613	(11,690)	880	1,055
`
Discontinued operations
(Loss) income on operations of rental property	-	-		-		-	-	-	-
Loss on early extinguishment of debt	-	-		-		-	-	-	-
Gain on sale of joint venture interests	-	-		-		-	-	-	-
Gain (loss) from discontinued operations	-	-		-		-	-	-	-

Net (loss) income	10,798	302		152		613	(11,690)	880	1,055

Net (loss) income attributable to Noncontrolling Interest
Operating Units	65	-		-		-	-	(79)	(14)
Partially Owned Properties	5,847	22		-		-	(5,982)	44	(69)
Net (loss) income attributable to Noncontrolling Interest	5,912	22		-		-	(5,982)	(35)	(83)
Net (loss) income attributable to common shareholders	$4,886	$280		$152		$613	$(5,708)	$915	$1,138

Earnings (loss) per common share - continuing operations
Basic Income (Loss) Per Common Share	$0.17								$0.08
Diluted Income (Loss) Per Common Share	$0.17								$0.08

Earnings (loss) per common share - discontinued operations
Basic Income (Loss) Per Common Share	$0.02								$-
Diluted Income (Loss) Per Common Share	$0.02								$-

Weighted Average Basic Common Shares Outstanding	14,461,064								14,461,064
Weighted Average Diluted Common Shares Outstanding	14,461,064								14,461,064

See Notes to Unaudited Pro Forma Consolidated Statement of Operations

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2015

(a)	Historical consolidated financial information derived from the Company’s quarterly report on Form 10-Q for the six months ended June 30, 2015.

(b)	Represents adjustments to historical operations of the Company to give effect to the purchase of the Fox Hill Property as if these assets had been acquired on January 1, 2014. Adjustments were derived directly from the property’s actual results of operations, including pro forma adjustments for the six months ended June 30, 2015. Pro forma adjustments to historical results included: decreasing depreciation and amortization $0.08 million and increasing interest expense $0.26 million.

(c)	Represents adjustments to historical operations of the Company to give effect to the purchase of the Ashton I Property as if this asset had been acquired on January 1, 2014. Adjustments were derived directly from the property’s actual results of operations, including pro forma adjustments for the six months ended June 30, 2015. Pro forma adjustments to historical results included: increasing depreciation and amortization $0.44 million and increasing interest expense $0.05 million.

(d)	Represents the preferred investment in the Alexan Southside Property as if this investment had been acquired on January 1, 2014 and recorded under the equity method. Per the joint venture agreement, the interests the Company is acquiring earns an annual 15.0% preferred return. Therefore, in accordance with the joint venture agreement the pro forma was adjusted for the $0.61 million of equity in earnings from unconsolidated joint ventures, for the six months ended June 30, 2015.

(e)	Reflects the expected sale of the Company’s 100.00% direct equity interest in the North Park Towers property to non-affiliated buyers, which was included in the Company’s historical consolidated statement of operations.

(f)	Other items have been adjusted to reflect:

•	ARIUM Grandewood amortization expense decreasing by $0.88 million.

(g)	Represents depreciation and amortization expense adjustment to historical results for the six months ended June 30, 2015 based on the preliminary allocation of the purchase price. Depreciation expense is calculated using the straight-line method over the estimated useful lives of 30 – 35 years for the building, 15 years for building and land improvements and 3-7 years for furniture, fixtures and equipment. Amortization expense on identifiable intangible assets is recognized using the straight-line method over the life of the lease, which is generally less than one year. Amortization expense on the lender loan assumption fees have been recognized using the straight-line method over the life of the remaining term of the mortgages.

(h)	Represents interest expense incurred on a $26.71 million mortgage loan which bears a fixed interest rate of 3.57% and matures on April 1, 2022, calculated as if the loan were acquired on January 1, 2014. Amounts presented are at fair value.

(i)	Represents interest expense estimated to have incurred on the $31.9 million mortgage loan which bears a fixed interest rate of 4.67% and matures on December 1, 2025, based on the fair value of debt, calculated as if the loan were acquired on January 1, 2014. Amounts presented are at fair value.

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2014

		Pro Forma Adjustments for
	Bluerock Residential Growth REIT, Inc. Historical (a)	Village Green of Ann Arbor (b)		Villas at Oak Crest (c)	Lansbrook Village (d)		ARIUM Grandewood (e)		EOS (f)	Alexan CityCentre (g)	Fox Hill (h)		Alexan Southside Place (i)	Ashton I (j)		Held for Sale Properties (k)	Other items (l)	Pro Forma Total
Revenue
Net rental income	$29,198	$1,472		$-	$2,962		$3,210		$-	$-	$3,508		$-	$3,621		$(7,419)	$-	$36,552
Other	1,165	121		-	156		210		-	-	385		-	527		(318)	-	2,246
Total revenues	30,363	1,593		-	3,118		3,420		-	-	3,893		-	4,148		(7,737)	-	38,798
Expenses
Property operating expenses	13,213	608		-	1,442		1,320		-	-	1,839		-	1,672		(2,901)	-	17,193
General and administrative expenses	2,694	-		-	-		-		-	-	-		-	-		(1)	-	2,693
Asset management fees	1,004	-		-	-		-		-	-	-		-	-		(24)	-	980
Acquisition costs	4,378	-		-	-		-		-	-	-		-	-		(1,274)	-	3,104
Depreciation and amortization	13,047	399	(m)	-	856	(m)	1,874	(m)	-	-	2,097	(m)	-	1,732	(m)	(3,154)	-	16,851
Total expenses	34,336	1,007		-	2,298		3,194		-	-	3,936		-	3,404		(7,354)	-	40,821

Operating (loss) income	(3,973)	586		-	820		226		-	-	(43)		-	744		(383)	-	(2,023)

Other income (expense)
Other income	185	-		-	-		-		-	-	-		-	-		-	-	185
Equity in earnings (loss) of unconsolidated joint ventures	1,066	-		111	-		-		315	597	-		2,598	-		(127)	-	4,560
Equity in gain on sale of real estate asset of unconsolidated joint venture	4,067	-		-	-		-		-	-	-		-	-		(4,067)	-	-
Interest expense	(8,019)	(460	)(n)	-	(1,033	)(o)	(403	)(p)	-	-	(985	)(q)	-	(1,386	)(r)	1,485	(275)	(11,076)
Total other (expense) income	(2,701)	(460)		111	(1,033)		(403)		315	597	(985)		2,598	(1,386)		(2,709)	(275)	(6,331)

Net income (loss) from continuing operations	(6,674)	126		111	(213)		(177)		315	597	(1,028)		2,598	(642)		(3,092)	(275)	(8,354)
`
Discontinued operations
(Loss) income on operations of rental property	(10)	-		-	-		-		-	-	-		-	-		10	-	-
Loss on early extinguishment of debt	(880)	-		-	-		-		-	-	-		-	-		880	-	-
Gain on sale of joint venture interests	1,006	-		-	-		-		-	-	-		-	-		(1,006)	-	-
Gain (loss) from discontinued operations	116	-		-	-		-		-	-	-		-	-		(116)	-	-

Net (loss) income	(6,558)	126		111	(213)		(177)		315	597	(1,028)		2,598	(642)		(3,208)	(275)	(8,354)

Net (loss) income attributable to Noncontrolling Interest
Operating Units	(238)	-		-	-		-		-	-	-		-	-		-	154	(84)
Partially Owned Properties	(1,148)	65		8	(35)		19		-	-	(55)		-	-		(123)	(80)	(1,349)
Net (loss) income attributable to Noncontrolling Interest	(1,386)	65		8	(35)		19		-	-	(55)		-	-		(123)	74	(1,434)
Net (loss) income attributable to common shareholders	$(5,172)	$61		$103	$(178)		$(196)		$315	$597	$(973)		$2,598	$(642)		$(3,085)	$(349)	$(6,920)

Earnings (loss) per common share - continuing operations
Basic Income (Loss) Per Common Share	$(0.98)																	$(1.77)
Diluted Income (Loss) Per Common Share	$(0.98)																	$(1.77)

Earnings (loss) per common share - discontinued operations
Basic Income (Loss) Per Common Share	$0.02																	$-
Diluted Income (Loss) Per Common Share	$0.02																	$-

Weighted Average Basic Common Shares Outstanding	5,381,787																	5,381,787
Weighted Average Diluted Common Shares Outstanding	5,381,787																	5,381,787

See Notes to Unaudited Pro Forma Consolidated Statement of Operations

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2014

(a)	Historical consolidated financial information derived from the Company’s quarterly report on Form 10-K for the year ended December 31, 2014.

(b)	Represents adjustments to historical operations of the Company to give effect to the purchase of the Village Green of Ann Arbor Property as if this asset had been acquired on January 1, 2014. Adjustments were derived directly from the property’s actual results of operations, including pro forma adjustments for the year ended December 31, 2014. Pro forma adjustments to historical results included: increasing depreciation and amortization $0.05 million and increasing interest expense $0.04 million.

(c)	Represents the preferred investment in the Villas at Oak Crest Property as if this asset had been acquired on January 1, 2014 and recorded under the equity method. Per the joint venture agreement, the interests the Company acquired earn an annual 15.0% preferred return. Therefore, in accordance with the joint venture agreement, the pro forma was adjusted for the $0.10 million of equity in earnings from unconsolidated joint ventures for the year ended December 31, 2014.

(d)	Represents adjustments to historical operations of the Company to give effect to the purchase of the Lansbrook Village Property as if this asset had been acquired on January 1, 2014. Adjustments were derived directly from the property’s actual results of operations, including pro forma adjustments for the year ended December 31, 2014. Pro forma adjustments to historical results included: increasing depreciation and amortization $0.86 million and increasing interest expense $0.70 million.

(e)	Represents adjustments to historical operations of the Company to give effect to the purchase of the ARIUM Grandewood Property as if this asset had been acquired on January 1, 2014. Adjustments were derived directly from the property’s actual results of operations, including pro forma adjustments for the year ended December 31, 2014. Pro forma adjustments to historical results included: increasing depreciation and amortization $1.29 million and decreasing interest expense $0.72 million.

(f)	Represents the preferred investment in the EOS Property as if this asset had been acquired on January 1, 2014 and recorded under the equity method. Per the joint venture agreement, the interests the Company acquired earn an annual 15.0% preferred return. Therefore, in accordance with the joint venture agreement, the pro forma was adjusted for the $0.31 million of equity in earnings from unconsolidated joint ventures for the year ended December 31, 2014.

(g)	Represents the preferred investment in the Alexan CityCentre Property as if this asset had been acquired on January 1, 2014 and recorded under the equity method. Per the joint venture agreement, the interests the Company acquired earn an annual 15.0% preferred return. Therefore, in accordance with the joint venture agreement, the pro forma was adjusted for the $0.60 million of equity in earnings from unconsolidated joint ventures for the year ended December 31, 2014.

(h)	Represents adjustments to historical operations of the Company to give effect to the purchase of the Fox Hill Property as if these assets had been acquired on January 1, 2014. Adjustments were derived directly from the property’s actual results of operations, including pro forma adjustments for the year ended December 31, 2014. Pro forma adjustments to historical results included: increasing depreciation and amortization $1.98 million and increasing interest expense $0.13 million.

(i)	Represents the preferred investment in the Alexan Southside Property as if this investment had been acquired on January 1, 2014 and recorded under the equity method. Per the joint venture agreement, the interests the Company is acquiring earns an annual 15.0% preferred return. Therefore, in accordance with the joint venture agreement the pro forma was adjusted for the $2.60 million of equity in earnings from unconsolidated joint ventures, for the year ended December 31, 2014.

(j)	Represents adjustments to historical operations of the Company to give effect to the purchase of the Ashton I Property as if this asset had been acquired on January 1, 2014. Adjustments were derived directly from the property’s actual results of operations, including pro forma adjustments for the year ended December 31, 2014. Pro forma adjustments to historical results included: increasing depreciation and amortization $1.73 million and increasing interest expense $0.10 million.

(k)	Reflects the sales of the Company’s 25.00% indirect equity interest in the Estates at Perimeter property that was accounted for under the equity method and the sales of the Company’s 60.00% indirect equity interest in the Grove at Waterford property and the Company’s 25.10% indirect equity interest in the Berry Hill property, to non-affiliated buyers, which were included in the Company’s historical consolidated statement of operations. Additionally reflects the expected sale of the Company’s 100.00% direct equity interest in the North Park Towers property to non-affiliated buyers, which was included in the Company’s historical consolidated statement of operations.

(l)	Other items have been adjusted to reflect:

•	the Company’s purchase of an additional 41.10% indirect interest in Enders Place, which the Company already has a controlling interest in, as if this had been acquired on January 1, 2014.

•	the interest expense incurred on the supplemental Enders Place mortgage of $8.00 million which bears a fixed interest rate of 5.01% and matures on November 1, 2022. Pro forma adjustments to historical results for the year ended December 31, 2014, included increasing interest expense $0.27 million.

•	the operating units’ interest in the consolidated property’s net income (loss).

(m)	Represents depreciation and amortization expense adjustment to historical results for the year ended December 31, 2014 based on the preliminary allocation of the purchase price. Depreciation expense is calculated using the straight-line method over the estimated useful lives of 30 – 35 years for the building, 15 years for building and land improvements and three to seven years for furniture, fixtures and equipment. Amortization expense on identifiable intangible assets is recognized using the straight-line method over the life of the lease, which is generally less than one year. Amortization expense on the lender loan assumption fees have been recognized using the straight-line method over the life of the remaining term of the mortgages.

(n)	Represents interest expense incurred on a $41.82 million mortgage loan which bears a fixed interest rate of 4.40% and matures on October 1, 2022, based on the fair value of debt, calculated as if the loan were acquired on January 1, 2014. Amounts presented are at fair value.

(o)	Represents interest expense estimated to have incurred on the $42.00 million mortgage loan which bears a fixed interest rate of 4.45% and matures on March 31, 2018, calculated as if the loan were acquired on January 1, 2014. Amounts presented are at fair value.

(p)

Represents interest expense estimated to have incurred on the $29.44 million mortgage loan which bears a floating interest rate of one-month LIBOR plus 1.67% and matures on December 1, 2024, calculated as if the loan were acquired on January 1, 2014. Amounts presented are at fair value.

(q)	Represents interest expense incurred on a $26.71 million mortgage loan which bears a fixed interest rate of 3.57% and matures on April 1, 2022, calculated as if the loan were acquired on January 1, 2014. Amounts presented are at fair value.

(r)	Represents interest expense incurred on a $31.90 million mortgage loan which bears a fixed interest rate of 4.67% and matures on December 1, 2025, calculated as if the loan were acquired on January 1, 2014. Amounts presented are at fair value.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEROCK RESIDENTIAL GROWTH REIT, INC.

DATE: November 4, 2015	/s/ Christopher J. Vohs
Christopher J. Vohs
Chief Accounting Officer and Treasurer